UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                  June 16, 2005

                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-31931                                   13-3961898
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     (Commission File Number)                (IRS Employer Identification No.)

           257 Park Avenue South
            New York, New York                         10010-7304
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 253-8185
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

           On June 16, 2005, North Atlantic Trading Company, Inc. ("NATC") refinanced its existing $35.0 million Amended and Restated Loan Agreement, dated as of February 17, 2004, by and among JP Morgan Chase Bank, N.A., as agent, NATC's parent, North Atlantic Holding Company, Inc. ("NAHC"), NATC and its subsidiaries named therein and the lenders party thereto (as amended, the "Prior Loan Agreement") by entering into a Financing Agreement (the "Financing Agreement") among NAHC, NATC, North Atlantic Operating Company, Inc., National Tobacco Company, L.P., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc., and Stoker, Inc., the financial institutions from time to time party thereto as lenders ("Lenders"), and Fortress Credit Corp., as agent for the Lenders ("Agent"). The Financing Agreement consists of a $30.0 million term loan facility and a $55.0 million revolving credit facility, and includes a letter of credit sublimit of $10.0 million (collectively, the "Credit Facility"). The Credit Facility will mature on June 30, 2010, and does not provide for any amortization of the term loan prior to maturity. NATC and its subsidiaries will use the revolving credit facility for working capital requirements and other general corporate purposes.

           Indebtedness under the Financing Agreement is guaranteed by NAHC and each of NATC's current and future direct and indirect subsidiaries, and is secured by a first perfected lien on substantially all of NAHC's, NATC's and its direct and indirect subsidiaries' current and future assets and property. The collateral includes a pledge by NAHC of its equity interest in NATC and a first priority lien on all equity interests and intercompany notes held by NATC and its direct and indirect subsidiaries.

           Loans and advances under the Financing Agreement bear interest at a variable rate based on either the prime rate or LIBOR, at NATC's option, plus a specified margin ranging from 1.00% to 3.75% in case of prime rate indebtedness, and from 3.50% to 6.25% in the case of LIBOR indebtedness, based on the sum of NATC's secured indebtedness in relation to its EBITDAR (as defined in the Financing Agreement).

           NATC paid the Lenders a closing fee of $1.275 million and is required to pay the Agent a quarterly servicing fee in the amount of $25,000. Under the revolving credit facility, NATC is required to pay the Lenders an annual commitment fee in an amount equal to 0.50% of the difference between $40 million and the average usage of the revolving credit facility, payable on a monthly basis. NATC is also required to pay the Lenders letter of credit fees equal to 4.00% per annum multiplied by the face amount of the letters of credit issued under the Financing Agreement, payable on the date any such letter of credit is issued. In addition, NATC is required to pay the Agent the standard charges customarily charged by the institution issuing letters of credit under the Financing Agreement in connection with the issuance, administration, amendment, payment or cancellation of any such letter of credit.

           The Financing Agreement requires NATC and its subsidiaries to meet a maximum leverage ratio and a minimum EBITDAR test. The Financing Agreement also contains covenants which, among other things, limit the incurrence of additional indebtedness, distribution of dividends, transactions with affiliates, asset sales, acquisitions, mergers, prepayments of other indebtedness, liens and


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encumbrances, capital expenditures, and other matters customarily restricted in such agreements. In addition, the Financing Agreement requires that the chief executive officer of the business of NAHC be reasonably acceptable to the Agent and the Lenders during the term of the Credit Facility.

           The Financing Agreement contains customary events of default, including payment defaults, breach of representations and warranties, covenant defaults, cross-acceleration, cross-defaults to certain other indebtedness, certain events of bankruptcy and insolvency, the occurrence of a Change of Control (as defined in the Financing Agreement), and judgment defaults. Further, it is an event of default under the Financing Agreement if an event or development occurs that results in a Material Adverse Effect (as defined in the Financing Agreement), as determined by the Agent in its reasonable business judgment. If any events of default occur and are not cured within applicable grace periods or waived, the outstanding loans may be accelerated and the Lenders' commitments may be terminated. The occurrence of the bankruptcy and insolvency event of default will result in the automatic termination of commitments and acceleration of outstanding loans under the Financing Agreement.

           Copies of the Financing Agreement and the related Security Agreement and Pledge Agreement, and the press release announcing the entering into of the Financing Agreement, are attached hereto as Exhibits 10.1, 10.2, 10.3 and 99.1, respectively, and are incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement.

           As described in Item 1.01 above, on June 16, 2005, the Prior Loan Agreement was paid off and terminated and replaced by the Financing Agreement. A brief description of the material terms and conditions of the Prior Loan Agreement is set forth in Item 2 of NATC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, under "Liquidity and Capital Resources," which description is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           As described in Item 1.01 above, on June 16, 2005, NAHC, NATC and its subsidiaries entered into the Financing Agreement and related agreements. The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01         Financial Statement and Exhibits.

(c) Exhibits.

         10.1 Financing Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., as guarantor, North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc., as borrowers, the financial institutions from time to time party thereto as lenders and Fortress Credit Corp., as agent for the lenders.



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
         10.2 Security Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc. in favor of Fortress Credit Corp., as agent.

         10.3 Pledge Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc. in favor of Fortress Credit Corp., as agent.

         99.1       Press release, dated June 16, 2005.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH ATLANTIC TRADING COMPANY, INC.


                                           By:      /s/ Douglas P. Rosefsky
                                                    ----------------------------
                                           Name:    Douglas P. Rosefsky
                                           Title:   President

Date: June 22, 2005








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
                                  EXHIBIT INDEX

          No.       Description
          ---       -----------

         10.1 Financing Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., as guarantor, North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc., as borrowers, the financial institutions from time to time party thereto as lenders and Fortress Credit Corp., as agent for the lenders.

         10.2 Security Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc. in favor of Fortress Credit Corp., as agent.

         10.3 Pledge Agreement, dated as of June 16, 2005, among North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., North Atlantic Cigarette Company, Inc., National Tobacco Finance Corporation, RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc. in favor of Fortress Credit Corp., as agent.

         99.1       Press release, dated June 16, 2005.





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